UNITED STATES
SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2006

Commission File Number:  000-51180

Poly-pacific International Inc. (Translation of registrant's name into English)

4287B Dawson Street Burnaby, BC V5C 4B3 Canada (Address of principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(B) DEPARTURE OF PRINCIPAL OFFICER

On August 22, 2006, Mr. Randy Hayward was appointed as the Company's President by the Board of Directors in place of Mr. Thomas Lam. Mr. Lam will remain with the company as a director and Chairman of the Board. By letter dated October 4th, 2006 Mr. Lam clarified that he is no longer acting as the assumed Chief Executive Officer, and that the company does not have a "CEO" position. In his resignation letter, there was no mention of any disagreements whatsoever with the Company’s operations.

ITEM 5.02(C) APPOINTMENT OF PRINCIPAL OFFICER

Mr. Hayward, a former lawyer, and accomplished business man, has worked closely with a number of publicly traded companies over the past ten years, assisting in corporate management and investor relations. Mr. Hayward, as President will manage Poly-Pacific. There will not be a CEO position.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Poly-Pacific International Inc.

Date: October 18, 2006	By:	/s/ Randy Hayward
	Name:	Randy Hayward
	Title:	President